UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2013, the Kforce Inc. (the “Firm”) Board of Directors (the “Board”) adopted and approved, effective immediately, the Amended and Restated Bylaws of the Firm (the “Amended and Restated Bylaws”), to adopt a majority vote standard in uncontested elections of directors taking place after the Firm’s 2013 Annual Meeting of Shareholders. The Board believes this change is in the best interests of the Firm and its shareholders and is a significant enhancement to its corporate governance practices. The Amended and Restated Bylaws retain plurality voting for contested elections.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is included with this Report:

Exhibit	Description

3.1	Amended and Restated Bylaws (revised effective April 26, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

April 29, 2013	By:	/s/ David M. Kelly
David M. Kelly,
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

April 29, 2013	By:	/s/ Jeffrey B. Hackman
Jeffrey B. Hackman,
Vice President, Chief Accounting Officer (Principal Accounting Officer)